Annuity Investors® Variable Account A

Of

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The Commodore NauticusÒ	The Commodore AmericusÒ

December 31, 2002

Annual Report to Contract Owners

(Inside front cover)

This report is for the information of the contract owners and participants of Annuity Investors Life Insurance CompanyÒ and Annuity InvestorsÒ Variable Account A. It is authorized for distribution to other persons only when preceded or accompanied by a current prospectus, which contains complete information, including charges and expenses. For more information or to request a prospectus, call toll free (800) 789-6771.

Table of Contents

Page

Letter from the President	2

Tab
Portfolio Annual Reports

AIM V.I. Funds	I
V.I. Capital Development Fund
V.I. Government Securities Fund
V.I. Premier Equity Fund

Dreyfus Portfolio	II
VIF - Appreciation Portfolio
VIF - Developing Leaders Portfolio
VIF - Growth and Income Portfolio
The Dreyfus Socially Responsible Growth Fund, Inc.
Dreyfus Stock Index Fund

Janus Aspen Series	III
Aggressive Growth Portfolio - Institutional Shares
Balanced Portfolio - Institutional Shares
Capital Appreciation Portfolio - Institutional Shares
International Growth Portfolio - Service Shares
Worldwide Growth Portfolio - Institutional Shares

Merrill Lynch Variable Series Fund, Inc.	IV
Basic Value V.I. Fund
Global Allocation V.I. Fund
High Current Income V.I. Fund
Domestic Money Market V.I. Fund

PBHG Insurance Series Fund	V
Growth II Portfolio
Mid-Cap Value Portfolio
Select Value Portfolio
Technology & Communications Portfolio

Scudder Asset Management	VI
VIT EAFE® Equity Index Fund
VIT Small Cap Index Fund

Strong Investments	VII
Strong Opportunity Fund II

The Universal Institutional Funds Inc.	VIII
Van Kampen UIF Core Plus Fixed Income Portfolio
Van Kampen UIF U.S. Real Estate Portfolio

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Dear Commodore® Variable Annuity Contract Owner:

Enclosed are the December 31, 2002 Annual Reports for the Portfolios in which the subaccounts of Annuity Investors® Life Variable Account A invest. Like 2001, market fluctuations continued in 2002. Concerns over accounting practices, terrorism and the potential for war in Iraq all had an effect, and The Dow Jones Industrial Index total return for the year recorded its worst performance since 1977. However, there was optimism in the fourth quarter when, after hitting a 2002 low on October 9th, the stock market abruptly reversed its course and embarked upon a rally that lasted through November. All major stock indices finished the quarter in the positive territory, giving investors hope for continued market improvement. Remember your Commodore variable annuity is a long-term investment vehicle, and it offers you a broad array of professionally managed investment options to help meet your investment needs.

For the year ending December 31, 2002, the stock market, as measured by the Standard & Poor's Composite Stock 500 Index, incurred a loss of 23.37%, and the NYSE Composite Index incurred a loss of 19.83%. The bond market, as measured by Lehman Brothers Aggregate Bond Index, had a gain of 10.26% over the same period. The average annual total returns of the subaccounts offered under your Contract for the period January 1, 2002 to December 31, 2002 are shown below.*

AIM V.I. Capital Development Fund	(22.33)%
AIM V.I. Government Securities Fund	8.24%
AIM V.I. Premier Equity Fund	(31.12)%
Dreyfus VIF - Appreciation Portfolio	(17.74)%
Dreyfus VIF - Developing Leaders Portfolio	(20.12)%
Dreyfus VIF - Growth and Income Portfolio	(26.25)%
The Dreyfus Socially Responsible Growth Fund, Inc.	(29.82)%
Dreyfus Stock Index Fund	(23.32)%
Janus Aspen Series - Aggressive Growth Portfolio - Institutional Shares	(28.82)%
Janus Aspen Series - Balanced Portfolio - Institutional Shares	(7.76)%
Janus Aspen Series - Capital Appreciation Portfolio - Institutional Shares	(16.71)%
Janus Aspen Series - International Growth Portfolio - Service Shares	(26.67)%
Janus Aspen Series - Worldwide Growth Portfolio - Institutional Shares	(26.42)%
Merrill Lynch VSF - Basic Value Focus V.I. Fund	(18.78)%
Merrill Lynch VSF - Global Allocation Focus V.I. Fund	(9.28)%
Merrill Lynch VSF - High Current Income V.I. Fund	(1.14)%
Merrill Lynch VSF - Domestic Money Market Fund	0.15%
PBHG Insurance Series Fund - PBHG Growth II Portfolio	(31.29)%
PBHG Insurance Series Fund - PBHG Mid-Cap Value Portfolio	(19.66)%
PBHG Insurance Series Fund - PBHG Select Value Portfolio	(25.99)%
PBHG Insurance Series Fund - PBHG Technology & Communications Portfolio	(54.56)%
Scudder VIT Funds EAFE® Equity Index Fund	(22.57)%
Scudder VIT Funds Small Cap Index Fund	(21.56)%
Strong Opportunity Fund II	(27.72)%
Van Kampen UIF Core Plus Fixed Income Portfolio	6.00%
Van Kampen UIF U.S. Real Estate Portfolio	(2.01)%
*Performance figures are net of all the subaccounts charges, but do not reflect contingent deferred sales charges and contract maintenance fees.

My colleagues at Annuity Investors Life Insurance Company and I look forward to serving you in the future.

Sincerely,

/s/ Charles R. Scheper

Charles R. Scheper
President

Variable Account A

The Financial Statements of the following Investment companies ("Registrant are made a part hereof and incorporated herein:
Registrant	1940 Act Number

Aim V.I. Funds	811-07452
V.I. Capital Development Funds
V.I. Government Securities Fund
V.I. Premier Equity Fund

Dreyfus Portfolio	811-05125
VIF Appreciation Portfolio
VIF Developing Leaders Portfolio
VIF Growth and Income Portfolio
The Dreyfus Socially Responsible Growth Portfolio	811-07044
Dreyfus Stock Index Fund	811-05179

Janus Aspen Series	811-07736
Aggressive Growth Portfolio - Institutional Shares
Balanced Portfolio - Institutional Shares
Capital Appreciation - Institutional Shares
International Growth Portfolio - Service Shares
Worldwide Growth Portfolio

Merrill Lynch	811-03290
Basic Value V.I. Fund
Domestic Money Market V.I. Fund
Global Allocation V.I. Fund
High Current Income V.I. Fund

PBHG Insurance Series Fund, Inc.	811-08009
PBHG Growth II Portfolio
PBHG Mid Cap Value Portfolio
PBHG Select Value Portfolio
PBHG Technology & Communication Portfolio

Scudder Investments	811-07507
Scudder VIT EAFE Equity Index
Scudder VIT Small Cap Index

Strong Opportunity Fund II	811-06522

The Universal Institutional Funds, Inc.	811-07607
Van Kampen UIF, Inc. Fixed Income Portfolio
Van Kampen UIF, Inc. U.S. Real Estate Portfolio

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THE COMMODORE (R)
Products issued by Annuity Investors Life Insurance Company
P.O. Box 5423
Cincinnati, OH 45201
(800) 789-6771
www.annuityinvestors.com

Principal Underwriter/Distributor: Great American AdvisorsSM , Inc.,
member NASD and an affiliate of Annuity Investors Life Insurance Company,
525 Vine Street, Cincinnati, Ohio 45202

 For use with form: A800 (NQ 96)-3, A800 (Q 96)-3, C800 (95) or G800 (95)-3

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